Share-Based Compensation	12 Months Ended
Dec. 31, 2025
Schedule of Allocation of Total Share-based Compensation Expenses [Abstract]
Share-based compensation
16.	Share-based compensation

On August 6, 2025, the Company granted an aggregate of 5,950,000 restricted shares to four employees of the Group. These awards were granted as compensation for their past services and are not subject to any future service or performance-based vesting conditions. Accordingly, 100% of these restricted shares vested immediately upon the Grant Date.

The estimated fair value of restricted shares granted were based on the closing price of the Company’s ordinary shares on the grant date. The restricted shares are subject to a two-month post-vesting lock-up period. However, this restriction did not affect the timing of expense recognition as the awards were fully vested at the time of grant.

A summary of activities of the restricted shares for the year ended December 31, 2025 is as follow:

	Number of nonvested restricted shares	Weighted average FV per ordinary share on the grant date ($US)
Unvested as of December 31, 2024	-	-
Granted	5,950,000	2.60
Vested	(5,950,000)	2.60
Unvested as of December 31, 2025	-	-

Share-based compensation expenses of RMB111,109 were recognized for the restricted shares for the year ended December 31, 2025. As of December 31, 2025, there was no unrecognized share-based compensation expenses related to the restricted shares.

The allocation of total share-based compensation expenses is set forth as follows:

	For the years ended December 31,
	2024	2025
	RMB	RMB
Research and development expenses	-	42,017
General and administrative expenses	-	34,546
Selling and marketing expenses	-	34,546
Total	-	111,109